UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2010

The Manitowoc Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066

(Address of principal executive offices, including ZIP code)

(920) 684-4410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On February 2, 2010, The Manitowoc Company, Inc. issued a press release (the “Earnings Release”) describing its results of operation for the three and twelve months ended December 31, 2009.  The Earnings Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.                                          Other Events.

Selected portions of the Earnings Release are filed as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit 99.1 is being furnished herewith, and the following exhibit 99.2 is being filed herewith:

(99.1)                   The Manitowoc Company, Inc. press release dated February 2, 2010.

(99.2)                   Selected portions of The Manitowoc Company, Inc. press release dated February 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date: February 2, 2010	By:	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President and Chief Financial Officer

THE MANITOWOC COMPANY, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(99.1)	The Manitowoc Company, Inc. press release dated February 2, 2010.*

(99.2)	Selected portions of The Manitowoc Company, Inc. press release dated February 2, 2010. **

* Furnished herewith.

** Filed herewith.